UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

Frontdoor, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38617	82-3871179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Players Club Parkway,
Memphis, Tennessee		38125
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 901 701-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTDR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2026, the Company held its 202 Annual Meeting for Stockholders. The holders of 94.89% shares of the Company’s common stock (or 66,545,929 of the 70,126,602 shares outstanding and entitled to vote) were represented in person or by proxy constituting a quorum. At the meeting, the Company’s stockholders (1) elected the eight persons listed below to serve as directors for a term of one year expiring at the Company’s 2027 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office; (2) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026; and (3) approved, on an advisory basis, the Company’s named executive officer compensation. Each of these proposals is described in greater detail in the 2026 Proxy Statement. Set forth below are the voting results for these proposals.

(1)
Election of eight directors for a term of one year expiring at the Company’s 2027 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office:

Nominee Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
William C. Cobb	62,439,011	2,813,863	39,281	1,253,774
D. Steve Boland	63,393,251	1,864,403	34,501	1,253,774
Anna C. Catalano	64,998,501	271,417	22,237	1,253,774
Peter L. Cella	65,030,885	239,017	22,253	1,253,774
Christopher L. Clipper	65,096,888	173,014	22,253	1,253,774
Dennis W. Howard	65,096,799	173,103	22,253	1,253,774
Brian P. McAndrews	60,875,475	3,915,836	500,844	1,253,774
Liane J. Pelletier	65,019,921	249,897	22,337	1,253,774

(2)
Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,113,326	397,875	34,728	0

(3)
Advisory vote to approve the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,347,443	2,913,258	31,454	1,253,774

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTDOOR, INC.

Date:	May 18, 2026	By:	/s/ Jeffrey A. Fiarman
Name: Jeffrey A. Fiarman Title: Senior Vice President and Chief Legal Officer